Exhibit 10.14

* Confidential Treatment Requested by Celera Corporation*

AMENDMENT NO. 1 TO AGREEMENT
BETWEEN
THE REGENTS OF THE UNIVERSITY OF CALIFORNIA
AS MANAGEMENT AND OPERATIONS CONTRACTOR
FOR THE LAWRENCE BERKELEY NATIONAL LABORATORY
AND
BERKELEY HEARTLAB,
A CALIFORNIA CORPORATION

The parties hereby agree to amend the Agreement as follows:

1.             Replace Appendix A, Statement of Work with Appendix A, Amendment 1, Statement of Work dated October 29, 1996.

2.             All other terms and conditions remain unchanged and in full force and effect.

In witness whereof the parties hereto have executed this Amendment to the Agreement.

UNIVERSITY OF CALIFORNIA AS MANAGEMENT AND OPERATIONS CONTRACTOR FOR THE LAWRENCE BERKELEY NATIONAL LABORATORY,		REQUESTER:

By:	/s/ Rick M. Inada	By:	/s/ Robert L. Swift
Name:	Contracts Officer	Name:	President & CEO
Title:	Rick M. Inada	Title:	Robert L. Swift, Ph.D.
Date:	November 8, 1996	Date:	November 4, 1996

Appendix A

Amendment 1

* Confidential Treatment Requested by Celera Corporation*

Statement of Work

Statement of Work:

Ernest Orlando Lawrence Berkeley National Laboratory (LBNL) will:

1.)  Further develop and perfect [* * *]

2.)  Cooperate with the identified agents of Berkeley HeartLab (BHL), a California Corporation, to develop [* * *]

3.)  Evaluate [* * *]

4.)  Carry out analysis and report clinical research studies involving measurements of [* * *]

5.)  Perform basic research studies [* * *]

October 29, 1996

Appendix A

Amendment 1

* Confidential Treatment Requested by Celera Corporation*

6.)  Provide support and assistance to the clinical laboratory of BHL as needed for quality assurance, technical needs, and transfer of technology involving new or modified clinical laboratory tests.

7.)  Continue responsibility for the pickup and disposal of hazardous chemical waste at clinical laboratory on Telegraph Avenue.

Staff:

LBNL staff members responsible for the work in this contract include:

Ronald M. Krauss, M.D., Principal Investigator

Patricia J. Blanche, Scientist and Leader, Lipoprotein Analysis Core Laboratory

Laura G. Holl, Principal Research Associate

Joseph R. Orr, Senior Research Associate

Arnelio B. Acosta, Research Associate

Lany Ruslim, Research Associate

Robin S. Rawlings, R.N., Clinical Coordinator, Cholesterol Research Center

Diane L. Tribble, Ph.D., Staff Scientist

Bonnie D. Miller, Ph.D., Statistician

Craig M. Ikami, Programmer

Linda D. Abe, Database Manager

LBNL will notify BHL if staff members change.

Space

The primary site for the conduct of this research shall be within that currently occupied by the Cholesterol Research Center, 3101 Telegraph Avenue, Berkeley, CA.  The lease for this space shall be held by BHL. If BHL elects to renegotiate the lease with the owner, the amount of space made available to LBNL will be determined by mutual agreement of BHL and LBNL.

October 29, 1996

Appendix A

Amendment 1

* Confidential Treatment Requested by Celera Corporation*

Reporting

Performance, progress, and anticipated costs, will be monitored by regular meetings between Robert Swift, Chief Executive Officer and President, BHL, and Dr. Krauss.  Any future changes in the scope of work will be subject to approval by both Dr. Krauss and Dr. Swift, and subject to a fully executed amendment reflecting the changes.

October 29, 1996

* Confidential Treatment Requested by Celera Corporation*

LBNL PROPOSAL BUDGET ESTIMATE	BG 96-039(01)

Project Title:	Cholesterol Research Center Clinical Laboratory Unit
Budget Period:	3/1/96-2/28/97

Total
				Effort	Rate	Est Cost	Cost

A.	SALARIES AND WAGES
	A.1	P.I.	Krauss, R.	[* * *]	[* * *]	[* * *]	[* * *]
	A.2	Manager	Rawlings, R.	[* * *]	[* * *]	[* * *]	[* * *]
	A.3	Supervisor	Blanche, P	[* * *]	[* * *]	[* * *]	[* * *]
	A.4	Scientist	Tribble, D.	[* * *]	[* * *]	[* * *]	[* * *]
	A.5	Pr. Res Assoc	Holl, L.	[* * *]	[* * *]	[* * *]	[* * *]
	A.6	Scientist	Miller, B.	[* * *]	[* * *]	[* * *]	[* * *]
	A.7	Lab Assistant	Felix, T.	[* * *]	[* * *]	[* * *]	[* * *]
	A.8	Sr. Res Assoc	Orr., J.	[* * *]	[* * *]	[* * *]	[* * *]
	A.9	Res Associate	Ruslim, L.	[* * *]	[* * *]	[* * *]	[* * *]
	A.10	Res Associate	Acosta, A.	[* * *]	[* * *]	[* * *]	[* * *]
	A.11	Computer	Abe, L.	[* * *]	[* * *]	[* * *]	[* * *]
	A.12	Computer	Ikami, C.	[* * *]	[* * *]	[* * *]	[* * *]
		TOTAL Labor		[* * *]			[* * *]

			Rate	Base	Est Cost
B.	FRINGE BENEFITS
	B.1	Scientific	[* * *]	[* * *]	[* * *]

	TOTAL Fringe Benefits		[* * *]	[* * *]	[* * *]	[* * *]

C.	TOTAL SALARIES AND FRINGE BENEFITS					[* * *]

D.	SCIENTIFIC AND SUPPORT BURDEN

	D.1	Scientific Burden (on C)	[* * *]	[* * *]	[* * *]

	TOTAL Scientific/Support Burden					[* * *]

E.	SUBCONTRACTS, CONSULTANTS, & OTHER SERVICES					[* * *]

F.	PURCHASES
	F.1	Equipment		[* * *]
	F.2	Other procurements; lab & office supplies		[* * *]
	F.3	Procurement burden/material handling		[* * *]
	TOTAL Purchases					[* * *]
G.	TRAVEL
	G.1	Domestic		[* * *]
	G.2	Foreign		[* * *]
	TOTAL Travel					[* * *]
H.	OTHER DIRECT COSTS – OVERHEADED
	H.1	Publications		[* * *]
	H.2	Central computing facilities		[* * *]
	H.3	Recharges (Space)		[* * *]
	H.4	Miscellaneous expenses (tele, maint. etc.)		[* * *]
	TOTAL Other Direct Costs, Overheaded					[* * *]

I.	OTHER DIRECT COSTS — NO OVERHEAD
	I.1	Conferences and workshops		[* * *]
	I.2	Stipends		[* * *]
	I.3	Electricity		[* * *]
	TOTAL Other Direct Costs, No Overhead					[* * *]

J.	OTHER BURDENS
	J.1	Administrative recharges		[* * *]
	J.2	ER-LTT Tech Transfer Burden (on C thru H)		[* * *]
	TOTAL Other Burdens					[* * *]
K.	TOTAL DIRECT COSTS and BURDENS (C through J)					[* * *]

			Rate	Base	Est Cost
L.	OVERHEAD
	L.1	Site Support (on F.3 + H + J)	[* * *]	[* * *]	[* * *]
	L.2	G&A (on C+D+F.3+G+H+J+L.1)	[* * *]	[* * *]	[* * *]
	TOTAL Overhead					[* * *]
M.	TOTAL LABORATORY COSTS (K+L)					[* * *]
N.	DEPRECIATION (11.7% of C; 12.8% of H.2)		[* * *]	[* * *]		[* * *]
O.	DOE-ADDED FACTOR (on Lines M+N)		[* * *]	[* * *]		[* * *]
P.	TOTAL COSTS (M+N+O)					[* * *]

Date prepared:	7/15/96